UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2011

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20086	41-0760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 France Avenue South, Suite 275

Edina, Minnesota  55435-5528

(Address of Principal Executive Offices)

(Zip code)

952-893-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 9, 2011, the registrant, Universal Hospital Services, Inc., a Delaware corporation (the “Company”) entered into a second supplemental indenture (the “Supplemental Indenture”), among Emergent Group Inc., a Nevada corporation and PRI Medical Technologies, Inc., a Nevada corporation (together, the “Guarantors”), the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), to amend the indenture dated as of May 31, 2007 (the “Base Indenture”) between UHS Merger Sub, Inc. (as predecessor to the Company) and the Trustee, as supplemented by a first supplemental indenture between the Company and the Trustee, dated May 31, 2007 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), governing the Company’s second lien senior secured floating rate notes due 2015 and 8.50%/9.25% second lien senior secured PIK toggle notes due 2015.  The Second Supplemental Indenture amended the Indenture to add the Guarantors as guarantor parties to the Indenture.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the text of the agreement which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03               Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.03.

Item 7.01               Regulation FD Disclosure.

In a preliminary offering memorandum distributed to prospective investors in connection with the proposed private offering described under Item 8.01 of this Current Report on Form 8-K, the Company disclosed certain information to such prospective investors. Pursuant to Regulation FD, the Company is furnishing such information attached hereto as Exhibit 99.1. This information supplements previously reported information.

The information included under this Item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Some of the statements contained in this information are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, including, in particular, statements about the Company’s plans, strategies, prospects and industry estimates. These statements identify prospective information and include words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “should,” “predicts,” “hopes” and similar expressions. Forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Any forward-looking statement made by the Company herein speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 8.01               Other Events.

On June 14, 2011, the Company issued a press release announcing that it proposes to offer, subject to customary conditions, $175 million in aggregate principal amount of its 8.50%/9.25% second lien senior secured PIK toggle notes due 2015 (the “New Notes”) as “additional notes” under the Indenture. A press release describing the proposed offering of New Notes is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated June 9, 2011 among Universal Hospital Services, Inc., Emergent Group Inc., PRI Medical Technologies, Inc. and Wells Fargo Bank, National Association, as Trustee.

99.1	Excerpt from Preliminary Offering Memorandum.

99.2	Press release of the Company, dated June 14, 2011 relating to the proposed offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Hospital Services, Inc.

	By:	/s/ Rex T. Clevenger
Rex T. Clevenger
Executive Vice President and
Chief Financial Officer

Date: June 14, 2011

Exhibit Index

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated June 9, 2011 among Universal Hospital Services, Inc., Emergent Group Inc., PRI Medical Technologies, Inc. and Wells Fargo Bank, National Association, as Trustee.

99.1	Excerpt from Preliminary Offering Memorandum.

99.2	Press release of the Company, dated June 14, 2011 relating to the proposed offering.